UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	98-1356880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One
East Tower
Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Item 8.01	Other Events.

On April 21, 2026, Wave Life Sciences Ltd. (“Wave-Singapore”) issued a press release entitled “Wave Life Sciences Announces Hearing on Proposed Redomiciliation to the United States.” The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated as of April 21, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*  *  *  *  *

Additional Information and Where to Find It

In connection with its redomiciliation to the United States (the “Redomiciliation”), Wave-Singapore expects to file with the SEC a definitive proxy statement and other relevant documents. The definitive proxy statement will be mailed or otherwise disseminated to Wave-Singapore’s shareholders and will contain important information about the Redomiciliation. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAVE-SINGAPORE, WAVE-DELAWARE AND THE REDOMICILIATION. Investors may obtain copies of the definitive proxy statement (when available), as well as other filings containing information about Wave-Singapore, free of charge, at the SEC’s Internet website (http://www.sec.gov). Copies of these documents may also be obtained free of charge from Wave-Singapore’s website at www.wavelifesciences.com.

Participants in Solicitation

Wave-Singapore and certain of its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Wave-Singapore in connection with the Redomiciliation. Information about the directors and executive officers of Wave-Singapore, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Wave-Singapore’s proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on June 23, 2025. To the extent holdings of Wave-Singapore Ordinary Shares by the directors and executive officers of Wave-Singapore have changed from the amounts of Wave-Singapore’s Ordinary Shares held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed or to be filed with the SEC, as applicable. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement when it is filed with the SEC and other relevant materials to be filed with the SEC regarding the Redomiciliation when such materials become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

Unless the context otherwise requires, references in this Current Report on Form 8-K to “Wave”, “the Company”, “our Company”, “we”, “our”, “us” and similar terms are to Wave-Singapore. Some of the statements included in this announcement and the documents referred to herein may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in particular, statements about our expectations regarding the change of the parent company of the group from a Singapore company to a Delaware corporation. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about the Redomiciliation and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Wave-Singapore, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Wave-Singapore’s and management’s control, and which may cause actual results to differ materially from those contained in forward looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with the Redomiciliation, including our ability to obtain shareholder and Singapore Court approvals and satisfy other closing conditions to the completion of the Redomiciliation within the expected timeframe or at all; our ability to realize the expected benefits from the Redomiciliation; the occurrence of difficulties or material timing delays in connection with the Redomiciliation, including any unanticipated costs in connection therewith; any delays, challenges and expenses associated with receiving governmental and regulatory approvals; changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Singapore, the United States and other jurisdictions following the Redomiciliation; our critical accounting policies; the ability of our preclinical studies to produce data sufficient to support the filing of global clinical trial applications and the timing thereof; our ability to continue to build and maintain the company infrastructure and personnel needed to achieve our goals; the clinical results and timing of our programs, which may not support further development of our product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; our effectiveness in managing current and future clinical trials and regulatory processes; the success of our platform in identifying viable candidates; the continued development and acceptance of nucleic acid therapeutics as a class of drugs; our ability to demonstrate the therapeutic benefits of our stereopure candidates in clinical trials, including our ability to develop candidates across multiple therapeutic modalities; our ability to obtain, maintain and protect intellectual property; our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties; our ability to fund our operations and to raise additional capital as needed; competition from others developing therapies for similar uses; and any impacts on our business as a result of or related to any local and global health epidemics, geopolitical conflicts, global economic uncertainty, the impact of tariffs and changes in economic policies, volatility in inflation, volatility in interest rates or market disruptions on our business.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in our preliminary proxy statement filed on April 15, 2026 and our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the other documents that we file with the SEC, including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K. You may obtain copies of these documents as described under the heading “Additional Information and Where to Find It.”

All information in this Current Report on Form 8-K is as of the date of this Current Report on Form 8-K and Wave-Singapore undertakes no duty to update this information unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

Date: April 21, 2026	By:	/s/ Kyle Moran, CFA
Kyle Moran, CFA
Chief Financial Officer

Exhibit 99.1

Wave Life Sciences Announces Hearing on

Proposed Redomiciliation to the United States

CAMBRIDGE, Mass., April 21, 2026 – As previously announced, Wave Life Sciences Ltd. (Nasdaq: WVE), a clinical-stage biotechnology company focused on unlocking the broad potential of RNA medicines to transform human health, is seeking shareholders’ and Singapore High Court approvals in relation to a scheme of arrangement under Section 210 of the Companies Act 1967 of Singapore (the “Scheme of Arrangement”), in order to redomicile the parent company of the Wave Life Sciences group of companies from Singapore to the United States (the “Redomiciliation”).

Wave has made an application on April 16, 2026 (Singapore Time) to the Singapore High Court for approval to convene the meeting at which shareholder approval for the Scheme of Arrangement will be sought, as filed HC/OA 434/2026, which application will be heard before the Singapore High Court on April 29, 2026 at 10:00 am (Singapore Time), at 1 Supreme Court Lane, Singapore 178879. The Singapore High Court has directed that any affidavits in response to the application must be submitted to the Singapore High Court by 4:00 pm (Singapore Time) on April 22, 2026, and that any written submissions or bundle of authorities must be filed with the Singapore High Court by 4:00 pm (Singapore Time) on April 24, 2026.

A copy of the materials filed with the application and the related directions provided by the Singapore High Court, will be made available under the Corporate Governance section of our Investor Relations website.

The Scheme of Arrangement remains subject to approval by Wave shareholders and the Singapore High Court.

About Wave Life Sciences

Wave Life Sciences (Nasdaq: WVE) is a biotechnology company focused on unlocking the broad potential of RNA medicines to transform human health. Wave’s RNA medicines platform, PRISM®, combines multiple modalities, chemistry innovation and deep insights in human genetics to deliver scientific breakthroughs that treat both rare and common disorders. Its toolkit of RNA-targeting modalities, including RNAi (SpiNA) and RNA editing (AIMers), provides Wave with unmatched capabilities for designing and sustainably delivering candidates that optimally address disease biology. Wave’s pipeline is focused on its obesity (WVE-007), alpha-1 antitrypsin deficiency (WVE-006) and PNPLA3 I148M liver disease (WVE-008) programs, and also includes clinical programs in Duchenne muscular dystrophy and Huntington’s disease, as well as several preclinical programs utilizing the company’s versatile RNA medicines platform. Driven by the calling to “Reimagine Possible,” Wave is leading the charge toward a world in which human potential is no longer hindered by the burden of disease. Wave is headquartered in Cambridge, MA. For more information on Wave’s science, pipeline and people, please visit www.wavelifesciences.com and follow Wave on X and LinkedIn.

Forward-Looking Statements

Some of the statements included in this announcement may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in particular, statements about our expectations regarding the change of the parent company of the group from a Singapore company to a Delaware corporation. These statements include, but are not limited to, statements that address our expected future business and statements about the Redomiciliation and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Wave Life Sciences, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Wave Life Sciences’ and management’s control, and which may cause actual results to differ materially from those contained in forward looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with the Redomiciliation, including our ability to obtain shareholder and Singapore High Court approvals and satisfy other closing conditions to the completion of the Redomiciliation within the expected timeframe or at all; our ability to realize the expected benefits from the Redomiciliation; the occurrence of difficulties or material timing delays in connection with the Redomiciliation, including any unanticipated costs in connection therewith; any delays, challenges and expenses associated with receiving governmental and regulatory approvals; changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Singapore, the United States and other jurisdictions following the Redomiciliation; our critical accounting policies; the ability of our preclinical studies to produce data sufficient to support the filing of global clinical trial applications and the timing thereof; our ability to continue to build and maintain the company infrastructure and personnel needed to achieve our goals; the clinical results and timing of our programs, which may not support further development of our product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; our effectiveness in managing current and future clinical trials and regulatory processes; the success of our platform in identifying viable candidates; the continued development and acceptance of nucleic acid therapeutics as a class of drugs; our ability to demonstrate the therapeutic benefits of our stereopure candidates in clinical trials, including our ability to develop candidates across multiple therapeutic modalities; our ability to obtain, maintain and protect intellectual property; our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties; our ability to fund our operations and to raise additional capital as needed; competition from others developing therapies for similar uses; and any impacts on our business as a result of or related to any local and global health epidemics, geopolitical conflicts, global economic uncertainty, the impact of tariffs and changes in economic policies, volatility in inflation, volatility in interest rates or market disruptions on our business.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in our preliminary proxy statement filed on April 15, 2026 and our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the other documents that we file with the SEC, including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K. You may obtain copies of these documents as described under the heading “Additional Information and Where to Find It.”

Additional Information and Where to Find It

In connection with the Redomiciliation, Wave Life Sciences expects to file with the SEC a definitive proxy statement and other relevant documents. The definitive proxy statement will be mailed or otherwise disseminated to Wave Life Sciences’ shareholders and will contain important information about the Redomiciliation. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAVE LIFE SCIENCES LTD., WAVE LIFE SCIENCES, INC. AND THE REDOMICILIATION. Investors may obtain copies of the definitive proxy statement (when available), as well as other filings containing information about Wave Life Sciences, free of charge, at the SEC’s Internet website (http://www.sec.gov). Copies of these documents may also be obtained free of charge from Wave Life Sciences’ website at www.wavelifesciences.com.

Participants in Solicitation

Wave Life Sciences and certain of its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Wave Life Sciences in connection with the Redomiciliation. Information about the directors and executive officers of Wave Life Sciences, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Wave Life Sciences’ proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on June 23, 2025. To the extent holdings of Wave Life Sciences ordinary shares by the directors and executive officers of Wave Life Sciences have changed from the amounts of Wave Life Sciences ordinary shares held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed or to be filed with the SEC, as applicable. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement when it is filed with the SEC and other relevant materials to be filed with the SEC regarding the Redomiciliation when such materials become available. You may obtain free copies of these documents as described in the preceding paragraph.

Contact:

Kate Rausch

VP, Corporate Affairs and Investor Relations

+1 617-949-4827

Investors:

James Salierno

Director, Investor Relations

+1 617-949-4043

InvestorRelations@wavelifesci.com

Media:

Katie Sullivan

Senior Director, Corporate Communications

+1 617-949-2936

MediaRelations@wavelifesci.com